Exhibit (j)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our reports dated May 19, 2017, with respect to the financial statements of Western Asset Intermediate-Term Municipals Fund, Western Asset New Jersey Municipals Fund, Western Asset Pennsylvania Municipals Fund and Western Asset New York Municipals Fund, each a series of the Legg Mason Partners Income Trust, as of March 31, 2017, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

July 24, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated May 16, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Intermediate Term Municipals Fund’s Annual Report on Form N-CSR for the year ended March 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 24, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated May 16, 2018, relating to the financial statements and financial highlights, which appears in Western Asset New Jersey Municipals Fund’s Annual Report on Form N-CSR for the year ended March 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 24, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated May 16, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Pennsylvania Municipals Fund’s Annual Report on Form N-CSR for the year ended March 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 24, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated May 16, 2018, relating to the financial statements and financial highlights, which appears in Western Asset New York Municipals Fund’s Annual Report on Form N-CSR for the year ended March 31, 2018. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 24, 2018